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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated February 27, 1998, relating to the financial statements of Chilesat Telefonia Personal S.A., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE

Santiago, Chile
October 9, 1998